                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

                                   ALTEON INC.
--------------------------------------------------------------------------------
                 Name of Registrant as Specified in Its Charter

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:


       -------------------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:


       -------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:


       -------------------------------------------------------------------------

       (5) Total fee paid:


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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:


       -------------------------------------------------------------------------

       (2) Form, Schedule or Registration Statement No.:


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       (3) Filing Party:


       -------------------------------------------------------------------------

       (4) Date Filed:


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

                                  ALTEON INC.
                               170 WILLIAMS DRIVE
                            RAMSEY, NEW JERSEY 07446

To Our Stockholders:

     You are most cordially invited to attend the 2003 Annual Meeting of Stockholders of Alteon Inc. at 9:00 A.M., local time, on June 4, 2003, at the Sheraton Crossroads Hotel, One International Boulevard, Mahwah, New Jersey 07430.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States. Your stock will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.

                                          Sincerely,

                                          KENNETH I. MOCH
                                          Chairman of the Board
                                          President and Chief Executive Officer

                                  ALTEON INC.
                               170 WILLIAMS DRIVE
                            RAMSEY, NEW JERSEY 07446

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 4, 2003

     The Annual Meeting of Stockholders of Alteon Inc., a Delaware corporation, will be held at the Sheraton Crossroads Hotel, One International Boulevard, Mahwah, New Jersey 07430, on June 4, 2003, at 9:00 A.M., local time, for the following purposes:

     (1) To elect two directors to serve until the Annual Meeting to be held in 2006 and until their successors have been duly elected and qualify;

     (2) To ratify the appointment of KPMG LLP as our independent accountants for the fiscal year ending December 31, 2003; and

     (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on April 8, 2003, are entitled to vote at the meeting, or at any adjournment of the meeting. A complete list of those stockholders will be open to the examination of any stockholder at our principal executive offices at 170 Williams Drive, Ramsey, New Jersey 07446, for a period of 10 days prior to the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL INSURE A QUORUM AND SAVE ALTEON THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          By Order of the Board of Directors

                                          ELIZABETH A. O'DELL
                                          Secretary

Ramsey, New Jersey
April 23, 2003

          ALTEON'S 2002 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                                  ALTEON INC.
                               170 WILLIAMS DRIVE
                            RAMSEY, NEW JERSEY 07446

                                PROXY STATEMENT

     We are furnishing this Proxy Statement in connection with our Annual Meeting of Stockholders to be held on June 4, 2003, at the Sheraton Crossroads Hotel, One International Boulevard, Mahwah, New Jersey 07430, at 9:00 A.M., local time, and at any adjournment or adjournments thereof. Stockholders of record at the close of business on April 8, 2003, will be entitled to vote at the meeting and at any adjournment of the meeting. As of April 8, 2003, there were 35,900,841 shares of common stock issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote on any matter presented at the meeting.

     You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

     Alteon's Board of Directors is asking for your proxy. Giving us your proxy by properly signing and returning the accompanying proxy card means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for both, one or neither of our director candidates. We will vote as you direct.

     If you properly sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares (i) FOR the election of the nominees named below as directors; (ii) FOR the ratification of the appointment of KPMG LLP to serve as our independent accountants for the fiscal year ending December 31, 2003; and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the meeting or any adjournment of the meeting.

     You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. However, if you hold shares through someone else, such as a stockbroker, you may receive material from them asking how you want to vote. Each proxy card should be signed and returned to assure that all of your shares are voted.

     You may revoke your proxy any time before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Alteon's Secretary in writing. However, your mere presence at the meeting does not revoke the proxy.

     In order to carry on the business of the meeting, we must have a quorum. This means the holders of at least a majority of our common stock must be represented at the meeting, either by proxy or in person. Votes that are withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

     Directors are elected by a plurality vote, which means that the two nominees receiving the most votes will be elected to fill the seats on the Board. All other actions considered at the meeting, including an adjournment, may be taken upon the favorable vote of a majority of the votes present in person or represented by proxy at the meeting. Only votes cast "for" a matter will constitute affirmatives votes. Votes withheld or abstentions, because they are not cast "for" a particular proposal, will have the same effect as negative votes or votes cast "against" such proposal. Proxies submitted by brokers that do not indicate a vote for some of the proposals because such brokers do not have discretionary voting authority on those proposals and have not received instructions from their customers on those proposals (i.e., broker non-votes) are not considered to be shares present for the purpose of calculating the vote on such proposals and will not affect the outcome of such proposals.

     This Proxy Statement, together with the related proxy card, is being mailed to you on or about April 23, 2003. Our Annual Report to Stockholders for the year ended December 31, 2002, including financial statements, is being mailed concurrently with this Proxy Statement to all stockholders of record as of April 8, 2003. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that they may supply the material to beneficial owners as of April 8, 2003.

                             ELECTION OF DIRECTORS

     At the meeting, two directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2006 and until their successors are elected and qualify. The nominees for election to the Board of Directors are David McCurdy and Mark Novitch, M.D. Their biographies appear below.

     Pursuant to our Restated Certificate of Incorporation, the Board of Directors is divided into three classes, each of which serves a term of three years. Class A consists of Ms. Breslow, Mr. Dalby and Mr. Moore, whose terms will expire at the Annual Meeting of Stockholders in 2004. Class B consists of Mr. Moch, Dr. Bransome and Dr. Naimark, whose terms will expire at the Annual Meeting of Stockholders in 2005. Class C consists of Mr. McCurdy and Dr. Novitch, whose terms will expire at the meeting.

     Proxies solicited by the Board will be voted for the election of the nominees named above, unless otherwise specified in the proxy. All of the persons whose names and biographies appear below are at present directors of Alteon. In the event a nominee should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. The nominees have consented to being named in this Proxy Statement and to serve if elected.

     The current Board of Directors, including the nominees, is comprised of the following persons:

                                           SERVED AS A
               NAME                 AGE   DIRECTOR SINCE            POSITIONS WITH ALTEON
               ----                 ---   --------------            ---------------------
Kenneth I. Moch...................  48         1998        Chairman of the Board,
                                                           President and Chief Executive Officer
Edwin D. Bransome, Jr., M.D. .....  69         1999        Director
Marilyn G. Breslow................  59         1988        Director
Alan J. Dalby.....................  66         1994        Director
David McCurdy(1)..................  53         1997        Director
Thomas A. Moore...................  52         2001        Director
George M. Naimark, Ph.D. .........  78         1999        Director
Mark Novitch, M.D.(1).............  71         1994        Director

     --------------------
     (1) A nominee for election to the Board of Directors.

     The principal occupations and business experience, for at least the past five years, of each director are as follows:

     Kenneth I. Moch, our Chairman of the Board, President and Chief Executive Officer, joined Alteon in February 1995, as Senior Vice President, Finance and Business Development and Chief Financial Officer. Mr. Moch became President, Chief Executive Officer and a director of Alteon in December 1998. In June 2001, he was named Chairman of the Board. From 1990 to 1995, Mr. Moch served as President and Chief Executive Officer of Biocyte Corporation, a cellular therapy company that pioneered the use of cord blood stem cells in transplantation therapy. Mr. Moch was a founder and the Managing General Partner of Catalyst Ventures, a seed venture capital partnership, and was a founder of The Liposome Company, Inc. in Princeton, New Jersey, where he served as Vice President from 1982 to 1988. Previously, he was a management consultant with McKinsey & Company, Inc. and a biomedical technology consultant with Channing, Weinberg & Company, Inc. Mr. Moch received an A.B. in Biochemistry from Princeton University, and an M.B.A. with emphasis in Finance and Marketing from the Stanford Graduate School of Business.

     Edwin D. Bransome, Jr., M.D., has been a Director of Alteon since July 1999. He is a Professor of Medicine and Physiology Emeritus at the Medical College of Georgia. He retired as Chief of the Section of Endocrinology and Metabolism in 2000, and is the Past President of the United States Pharmacopoeial Convention and has been a member of the USP Board of Trustees since 1990. He served on the Georgia Department of Medical Assistance (Medicaid) Drug Utilization Board from 1992 to 2000 and was its first Chairman. Currently, Dr. Bransome is in medical practice as a consultant in Endocrinology and is Medical

Director of the Diabetes Treatment Center at the Aiken, South Carolina Regional Medical Center. He is a member of the editorial board of the journal, Diabetes Care. Dr. Bransome has had faculty positions at the Scripps Clinic and Research Foundation, MIT and the Harvard University School of Medicine. He received his A.B. in 1954 from Yale University and received his M.D. from Columbia University College of Physicians and Surgeons in 1958. His post-graduate training in Internal Medicine and Clinical Endocrinology fellowship was at the Peter Bent Brigham Hospital in Boston and in Biochemistry at Columbia University College of Physicians and Surgeons.

     Marilyn G. Breslow has been a Director of Alteon since June 1988. She has been a Portfolio Manager/ Analyst for W.P. Stewart & Co., Inc., the research subsidiary of W.P. Stewart & Co., Ltd., an investment advisory firm, since 1990, and is President of the New York office of WPS, Inc. She was a General Partner of Concord Partners and a Vice President of Dillon, Read & Co., Inc. from 1984 to 1990. Prior to Dillon, Read & Co., she worked at Polaroid Corporation from 1973 to 1984 and was with Peat, Marwick, Mitchell and Company from 1970 to 1972. Ms. Breslow holds a B.S. degree from Barnard College and an M.B.A. from the Harvard Graduate School of Business Administration.

     Alan J. Dalby has been a Director of Alteon since December 1994. He is the former Chairman of Reckitt Benckiser plc, a household products company, and former Chairman, Chief Executive Officer and a founder of Cambridge NeuroScience, Inc. He was Executive Vice President and member of the Board of Directors for SmithKline Beckman Corporation, retiring in 1987. Mr. Dalby is a Director of Acambis plc.

     Dave McCurdy has been a Director of Alteon since June 1997. He is currently the President of EIA (Electronic Industries Alliance), the premier trade organization representing more than 2,100 of the world's leading electronics manufacturers. Before becoming President of EIA in November 1998, Mr. McCurdy was Chairman and Chief Executive Officer of the McCurdy Group L.L.C., a business consulting and investment firm focused on high-growth companies in the fields of healthcare, high technology and international business, which he formed in 1995. Prior to forming the McCurdy Group, Mr. McCurdy served for 14 years in the U.S. House of Representatives from the fourth district of Oklahoma. He held a commission in the United States Air Force Reserve attaining the rank of major and serving as a Judge Advocate General (JAG). A 1972 graduate of the University of Oklahoma, Mr. McCurdy received his J.D. in 1975 from Oklahoma's Law School. He also studied international economics at the University of Edinburgh, Scotland, as a Rotary International Graduate Fellow.

     Thomas A. Moore has been a Director of Alteon since October 2001. He is President and Chief Executive Officer of Biopure Corporation, a leading developer, manufacturer and marketer of oxygen therapeutics for the treatment of anemia and other applications. Prior to joining Biopure in 2002, Mr. Moore was President and Chief Executive Officer of Nelson Communications Worldwide, one of the largest providers of healthcare marketing services globally. Mr. Moore was President of Procter & Gamble's worldwide prescription and over-the-counter healthcare products business, and Group Vice President of the Procter & Gamble Company. He is Chairman of the Institute for Cancer Prevention, a non-profit organization that researches the nutritional and environmental factors in cancer and other diseases. Mr. Moore holds a B.A. in History from Princeton University.

     George M. Naimark, Ph.D., has been a Director of Alteon since July 1999. He is President of Naimark & Barba, Inc., a management consultancy, since September 1966, and Naimark & Associates, Inc., a private healthcare consulting organization, since February 1994. Dr. Naimark has more than 30 years of experience in the pharmaceutical, diagnostic and medical device industries. His experience includes management positions in research and development, new product development and quality control. In addition, Dr. Naimark has authored books on patent law, communications and business, as well as many articles that appeared in general business, marketing, scientific and medical journals and was the editor of a medical journal. He received his Ph.D. from the University of Delaware in 1951, and received a B.S. and M.S. from Bucknell University in 1947 and 1948, respectively.

     Mark Novitch, M.D., has been a Director of Alteon since June 1994. He retired as Vice Chairman and Chief Compliance Officer of the Upjohn Company in December 1993. Prior to joining Upjohn in 1985, he was Deputy Commissioner of the U.S. Food and Drug Administration. Dr. Novitch is a Director of Guidant

Corporation, a supplier of cardiology and minimally invasive surgery products; Neurogen Corporation, a biopharmaceutical firm focused on central nervous system disorders; Calypte Biomedical, a developer of urine-based diagnostics; and Kos Pharmaceuticals, Inc., a developer of pharmaceutical products for cardiovascular and respiratory conditions. He graduated from Yale University and received his M.D. from New York Medical College.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has a Compensation Committee, which reviews salaries and incentive compensation for employees of and consultants to Alteon, a Nominating Committee, which reviews the qualifications of candidates and proposes nominees to serve as directors on our Board of Directors and nominees for membership on Board committees, and an Audit Committee, which reviews the results and scope of the audit and other services provided by our independent accountants. The Nominating Committee does not consider nominees recommended by stockholders. In 2002, the Audit, Nominating and Compensation Committees were comprised of Marilyn G. Breslow, Alan J. Dalby, Edwin D. Bransome, Jr., M.D., David McCurdy, Thomas A. Moore, George M. Naimark, Ph.D., and Mark Novitch, M.D. All of the members of the Audit Committee are independent, as such term is defined by Section 121A of the American Stock Exchange listing standards. The Audit Committee, Nominating Committee and Compensation Committee each held two meetings during the year ended December 31, 2002. There were six meetings of the Board of Directors in 2002. With the exception of Marilyn Breslow, each of the incumbent directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he or she was a director) and (2) the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served. We have adopted a written charter for the Audit Committee.

COMPENSATION OF DIRECTORS

     All of the directors are reimbursed for their expenses for each Board and committee meeting attended. Directors who are not compensated as Alteon employees receive $1,500 per meeting attended in person and $1,000 for each meeting attended by telephone for their service to the Board. Non-compensated directors also receive, upon the date of their election or re-election to the Board and on the dates of the next two Annual Meetings of Stockholders (subject to their continued service on the Board of Directors), a stock option to purchase 20,000 shares of common stock (subject to adjustment if they received stock options upon appointment to the Board between Annual Meetings of Stockholders to fill a vacancy or newly created directorship) at an exercise price equal to the fair market value of the common stock on the date of grant. Each of these options will vest and become exercisable on the date of Alteon's first Annual Meeting of Stockholders following the date of grant, subject to the director's continued service on the Board.

                               EXECUTIVE OFFICERS

     The following table identifies our current executive officers:

                                                                         IN CURRENT
             NAME               AGE     CAPACITIES IN WHICH SERVED     POSITIONS SINCE
             ----               ---     --------------------------     ---------------
Kenneth I. Moch...............  48    Chairman of the Board            June 2001
                                      President and Chief Executive    December 1998
                                        Officer
Robert C. deGroof, Ph.D.(1)...  58    Senior Vice President            March 2000
                                      Scientific Affairs
Judith S. Hedstrom(2).........  46    Senior Vice President            February 2002
                                      Corporate Development
Elizabeth A. O'Dell(3)........  42    Vice President, Finance,         October 1993
                                      Secretary and Treasurer

     --------------------
     (1) Robert C. deGroof, Ph.D., joined Alteon as Senior Vice President, Scientific Affairs, in March 2000. From April 1990 to February 2000, he was the President of Keystone Scientific Management. Dr. deGroof previously served as Director of Regulatory Affairs, World Wide Development Operations, for Bristol-Myers Squibb from July 1987 to March 1990. From October 1984 to July 1987, he was the Assistant Director of Regulatory Affairs at McNeil Consumer Products. Prior to joining the industry, Dr. deGroof was an Assistant Professor of Pharmacology at Jefferson Medical College, Thomas Jefferson University, was the recipient of a National Institutes of Health postdoctoral fellowship at the University of Pennsylvania and was a Grass Fellow in Neurophysiology at the Marine Biological Laboratory, Woods Hole. Dr. DeGroof received his B.S. at the University of Florida in 1967 and his Ph.D. in Physiology and Pharmacology from Duke University in 1973.

     (2) Judith S. Hedstrom joined Alteon as Senior Vice President, Corporate Development, in February 2002. From January 1996 to February 2002, she was a leader of the Pharmaceuticals and Medical Products Practice at McKinsey & Company, a global consulting firm, where she provided strategic advice on R&D, marketing, sales and business development matters to many biotechnology and pharmaceutical clients. Prior to that, she was Vice President of Business Development at APACHE Medical Systems from April 1993 to January 1996. From June 1988 to April 1993, she was a Senior Consultant with The Wilkerson Group, formerly a leading healthcare consulting firm. Ms. Hedstrom received her B.A. and M.B.A. degrees from the University of Chicago.

     (3) Elizabeth A. O'Dell has been Vice President, Finance, Secretary and Treasurer since October 1993. She served as Alteon's Director of Finance from February 1993 to September 1993 and as Controller of Alteon from February 1992 to February 1993. Ms. O'Dell was the Controller of Radiodetection Corporation from November 1991 to January 1992. From March 1987 to November 1991, she held various positions at Kratos Analytical, Inc. Prior to that, she served for five years in public accounting at PricewaterhouseCoopers LLP and Deloitte & Touche LLP. Ms. O'Dell received her B.B.A. and M.B.A. from Pace University. She is also a CPA in New Jersey.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the annual and long-term compensation for the fiscal years ended December 31, 2002, 2001 and 2000, of our Chief Executive Officer and three other highly compensated executive officers of Alteon who were serving as executive officers at December 31, 2002, or who served as executive officers during the fiscal year ended December 31, 2002 (collectively, the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                     COMPENSATION
                                      ANNUAL COMPENSATION               STOCK
                                  ----------------------------      OPTION AWARDS        ALL OTHER
  NAME AND PRINCIPAL POSITION     YEAR     SALARY      BONUS      (NUMBER OF SHARES)    COMPENSATION
  ---------------------------     ----    --------    --------    ------------------    ------------
Kenneth I. Moch.................  2002    $340,000          --          100,000           $ 2,750(2)
  President and                   2001     326,025    $100,000(1)       500,000             2,625(2)
  Chief Executive Officer         2000     310,500     100,000(1)       325,000             2,625(2)
Robert C. deGroof, Ph.D.(3).....  2002    $225,750          --          175,000           $43,514(4)
  Senior Vice President           2001     215,000    $ 50,000(1)        75,000            35,253(5)
  Scientific Affairs              2000     166,666          --          325,000            25,125(6)
Judith S. Hedstrom (7)..........  2002    $188,125    $ 15,000(1)       275,000           $ 2,750(2)
  Senior Vice President
  Corporate Development
Elizabeth A. O'Dell.............  2002    $170,000          --           30,000           $ 2,750(2)
  Vice President, Finance         2001     150,800    $ 15,000(1)        11,667             2,625(2)
  Secretary and Treasurer         2000     145,000          --          127,500             2,625(2)

---------------
(1) Represents a deferred performance bonus.

(2) Represents matching 401(k) contributions we paid on behalf of the executive officer.

(3) Dr. deGroof began serving as Senior Vice President, Scientific Affairs, in March 2000.

(4) Includes a housing allowance of $30,000, medical premiums of $10,514 and matching 401(k) contributions of $3,000.

(5) Includes a housing allowance of $30,000, medical premiums of $2,628 and matching 401(k) contributions of $2,625.

(6) Includes a housing allowance of $22,500 and matching 401(k) contributions of $2,625.

(7) Ms. Hedstrom began serving as Senior Vice President, Corporate Development, in February 2002.

     The following table sets forth certain information concerning grants of stock options during the fiscal year ended December 31, 2002, to the Named
Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                           PERCENTAGE
                                            OF TOTAL                               POTENTIAL REALIZABLE VALUE
                              NUMBER OF     OPTIONS                                  AT ASSUMED ANNUAL RATES
                              SECURITIES   GRANTED TO                              OF STOCK PRICE APPRECIATION
                              UNDERLYING   EMPLOYEES    EXERCISE OR                    FOR OPTION TERM(1)
                               OPTIONS     IN FISCAL    BASE PRICE    EXPIRATION   ---------------------------
NAME                           GRANTED        2002       PER SHARE       DATE          5%             10%
----                          ----------   ----------   -----------   ----------   -----------   -------------
Kenneth I. Moch.............   100,000        13.5%        $1.95       12/18/12     $109,603      $  209,030
Robert C. deGroof, Ph.D. ...    75,000        10.2%        $1.95       12/18/12     $ 82,202      $  217,522
                               100,000        13.5          1.87       12/18/12      117,603         298,030
Judith S. Hedstrom..........   200,000        27.1%        $4.38       02/13/12     $550,912      $1,396,118
                                75,000        10.2          1.95       12/18/12       82,202         217,522
Elizabeth A. O'Dell.........    30,000         4.1%        $1.95       12/18/12     $ 36,790      $   93,234

---------------

(1) The dollar amounts under these columns are the result of calculations assuming that the price of common stock on the date of the grant of the option increases at the hypothetical 5% and 10% rates set by the Securities and Exchange Commission ("SEC") and therefore are not intended to forecast possible future appreciation, if any, of our stock price over the option term of 10 years.

                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                    NUMBER OF
                                 SHARES                       SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                ACQUIRED                       UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                   ON                         AT DECEMBER 31, 2002         AT DECEMBER 31, 2002(1)
                                EXERCISE        VALUE      ---------------------------   ---------------------------
NAME                               (#)        REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           -----------   -----------   -----------   -------------   -----------   -------------
Kenneth I. Moch...............          --            --     403,641        568,334       $392,115        $77,167
Robert C. deGroof, Ph.D.......          --            --     178,750        396,250       $  2,500        $23,000
Judith S. Hedstrom............          --            --      25,000        250,000       $  2,500        $ 5,000
Elizabeth A. O'Dell...........          --            --     325,833         63,334       $213,490        $ 2,000

---------------

(1) Based on the closing price on the American Stock Exchange at December 31, 2002 ($2.05).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The persons who served as members of the Compensation Committee of the Board of Directors during 2002 were Alan J. Dalby, Edwin D. Bransome, Jr., M.D., Marilyn G. Breslow, David McCurdy, Thomas A. Moore, George M. Naimark, Ph.D., and Mark Novitch, M.D. None of the members of the Compensation Committee was an officer, former officer or employee of Alteon.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  General Policies

     The Compensation Committee (the "Committee") of the Board of Directors is responsible for establishing and monitoring the general compensation policies and compensation plans of Alteon, as well as the specific compensation levels for executive officers. The Committee also acts as the Administrator under Alteon's Amended and Restated 1987 Stock Option Plan and Amended 1995 Stock Option Plan, and, from time to time, grants options under such Plans.

     Under the supervision of the Committee, Alteon has developed and implemented compensation policies, plans and programs which (1) provide a total compensation package which is intended to be competitive within the industry so as to enable Alteon to attract and retain high-caliber executive personnel, and
(2) seek to align the financial interests of Alteon's employees with those of its stockholders by relying heavily on long-term incentive compensation that is tied to performance.

     The primary components of executive compensation include base salary and long-term equity incentives in the form of stock options. Alteon relies on long-term incentive compensation (i.e., stock options) to motivate the executive officers and other employees. This allows Alteon to retain cash for research and development projects. In determining the size of stock option grants to individual executives, the Committee considers a number of factors, including the following: the level of an executive's job responsibilities; the executive's past performance; the size and frequency of grants by comparable companies; the executive's salary level; the need to provide incentive for the purpose of retaining qualified personnel in light of our current conditions and prospects; the size of any prior grants; and the achievement of designated milestones by the executive. The Committee assigns no specific weight to any of the foregoing (other than achievement of designated milestones by the executive in cases where the executive's employment agreement provides for a grant of a specific size upon achievement of the milestone) when making determinations as to the size of stock option grants.

     Executive officers are also eligible to earn an annual cash incentive award, the amount of which is based upon (1) the position level of the executive officer, and (2) the attainment of specific individual non-financial performance objectives. The Committee sets the performance objectives at the beginning of the fiscal year.

     The Chief Executive Officer is responsible for the development of the annual salary plan for executive officers other than himself. The plan is based on industry and peer group comparisons and national surveys and on performance judgments as to the past and expected future contributions of the individuals. To maintain a competitive level of compensation, Alteon targets base salary at the upper percentiles of a comparative group composed of other biotechnology companies. Base salary may exceed this level as a result of individual performance. The Committee reviews the annual plan and makes recommendations to the Board of Directors, with any modifications it deems appropriate. The Committee believes it has established executive compensation levels which are competitive with companies in the industry, taking into account individual experience, performance of both Alteon and the individual, company size, location and stage of development.

  Compensation of the Chief Executive Officer

     Mr. Moch's compensation was determined on the basis of his expertise and experience, which include over 20 years of experience in the biotechnology and venture capital fields. Mr. Moch received a base salary of $340,000 in 2002. In 2001, in connection with the extension of his employment agreement to December 2004, Mr. Moch received options to purchase 500,000 shares of Alteon's common stock at an exercise price of $2.60 per share, which was the fair market value of Alteon's common stock on the date of grant. Of the total number of shares underlying this option, 300,000 vest in equal monthly installments over a thirty-six month period, and 200,000 vest in a lump sum in December 2006, subject to accelerated vesting on December 14, 2004 in the event that the average fair market value for Alteon's common stock reaches certain specified target prices. The Committee believes that Mr. Moch's compensation arrangements reflect the compensation package necessary to retain his services for Alteon in light of Alteon's current condition and prospects and is commensurate with his expertise and experience as well as with compensation offered by comparable biotechnology companies.

     Effective January 1, 1994, the Internal Revenue Code does not permit corporations to deduct payment of certain compensation in excess of $1,000,000 to the chief executive officer and the four other most highly paid executive officers. All compensation paid to our executive officers for 2002 will be fully deductible, and the Committee anticipates that amounts paid as cash compensation will continue to be fully deductible because the amounts are expected to be less than the $1,000,000 threshold. Under certain circumstances, the executive officers may realize compensation upon the exercise of stock options granted under our stock option plans which would not be deductible by Alteon. Alteon expects to take such action as is necessary to qualify its stock option plans as "performance-based compensation," which is not subject to the limitation, if and when the Committee determines that the effect of the limitation on deductibility warrants such action.

                                          COMPENSATION COMMITTEE
                                          Alan J. Dalby
                                          Edwin D. Bransome, Jr., M.D.
                                          Marilyn G. Breslow
                                          David McCurdy
                                          Thomas A. Moore
                                          George M. Naimark, Ph.D.
                                          Mark Novitch, M.D.

                             AUDIT COMMITTEE REPORT

     The Audit Committee's powers and responsibilities and the qualifications required of each of its members, are set forth in the Audit Committee Charter.

RESPONSIBILITIES

     The Audit Committee is responsible for reviewing the results and scope of the audit and other services provided by Alteon's independent accountants. Management is solely responsible for the financial statements and the financial reporting process, including the system of internal controls, and has represented to the Audit Committee and the Board of Directors that the financial statements discussed below were prepared in accordance with accounting principles generally accepted in the United States of America appropriate in the circumstances and necessarily include some amounts based on management's estimates and judgments. Alteon's independent accountants are responsible for auditing these financial statements and expressing an opinion on the conformity of these financial statements, in all material respects, with accounting principles generally accepted in the United States of America.

INDEPENDENCE

     As part of its responsibilities, the Audit Committee reviews the fees paid to the independent accountants for non-audit services, if any, and considers the effect of such services and the related fees on the independent accountants' independence. As required by Independence Standards Board Standard No. 1, as currently in effect, Alteon's independent accountants, KPMG LLP ("KPMG"), have disclosed to the Audit Committee any relationships between it (and its related entities) and Alteon (and its related entities), which, in its professional judgment, may reasonably be thought to affect its ability to be independent. In addition, KPMG has discussed its independence with the Audit Committee and confirmed in a letter to the Audit Committee that, in its professional judgment, it is independent of Alteon within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.

RECOMMENDATION

     Acting pursuant to its Charter, the Audit Committee has reviewed Alteon's audited annual financial statements for the year ended December 31, 2002, and the related report by KPMG, and has discussed the audited financial statements and report with management and with the independent accountants. The Audit Committee has also discussed with management and the independent accountants the matters required to be discussed by Statement on Auditing Standards 61, as currently in effect. These matters include significant accounting policies, management judgments and accounting estimates, management's consultation with other accountants, and any difficulties encountered in performing the audit, significant audit adjustment or disagreements with management. Based on the review and discussions described above, the Audit Committee recommended to Alteon's Board of Directors that the audited financial statements be included in Alteon's annual report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          Marilyn G. Breslow
                                          Edwin D. Bransome, Jr., M.D.
                                          Alan J. Dalby
                                          David McCurdy
                                          Thomas A. Moore
                                          George M. Naimark, Ph.D.
                                          Mark Novitch, M.D.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     The following graph compares the cumulative total stockholder return on our common stock over the five-year period ending December 31, 2002, with the cumulative total return of the NASDAQ CRSP Total Return Index for the NASDAQ Stock Market (U.S. Companies) (the "NASDAQ-US"), NASDAQ Pharmaceutical Stocks Index (the "NASDAQ-Pharm"), the American Stock Exchange U.S. Index ("Amex US") and the American Stock Exchange Health Products & Services Index ("Amex HP&S"). The graph assumes (i) an investment of $100 in our common stock and in each of the indices, and (ii) reinvestment of all dividends. No cash dividends have been declared on our common stock as of December 31, 2002. The stock performance set forth below is not necessarily indicative of future price performance.

                     ALTEON INC. RELATIVE STOCK PERFORMANCE

                                   ALTEON INC.          NASDAQ US         NASDAQ PHARM           AMEX US            AMEX HP&S
                                   -----------          ---------         ------------           -------            ---------
31-Dec-97                            100.00              100.00              100.00              100.00              100.00
31-Dec-98                             10.68              141.09              126.93              107.35               93.42
31-Dec-99                             11.96              261.67              239.33              141.64              102.93
31-Dec-00                             47.01              157.53              298.54              131.37              122.92
29-Dec-01                             62.22              124.97              254.43              122.26              116.05
31-Dec-02                             28.03               86.40              164.38               99.87               80.21

     The preceding performance graph, the Compensation Committee report and the Audit Committee report contained in this Proxy Statement are not to be incorporated by reference into filings we have made or may make under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate other filings we have made or may make under those statutes.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS WITH EXECUTIVE OFFICERS

     Kenneth I. Moch entered into a three-year amended and restated employment agreement with Alteon as of December 15, 1998. By letter agreement dated December 3, 2001, the term of Mr. Moch's amended and restated employment agreement was extended for an additional three years to December 15, 2004. Pursuant to this letter agreement, Mr. Moch received stock options to purchase an aggregate of 500,000 shares of our common stock. Under the amended and restated employment agreement, Mr. Moch serves as our Chief Executive Officer and is entitled to an annual salary of $300,000 (subject to annual review by the Board of Directors) plus an annual bonus awarded at the discretion of the Board of Directors. Based on the provisions of his agreement, in December 2001 the Board of Directors approved an increase in Mr. Moch's base salary to $340,000.

     Robert C. deGroof, Ph.D., entered into a three-year employment agreement with Alteon as of March 14, 2000. Under the employment agreement, Dr. deGroof received stock options to purchase an aggregate of 250,000 shares of our common stock. In addition, Dr. deGroof is entitled to an annual salary of $200,000 (subject to annual review by the Board of Directors) plus an annual bonus awarded at the discretion of the Board of Directors. Pursuant to the agreement, in December 2001, the Board of Directors approved an increase in Dr. deGroof's base salary to $225,750.

     Judith S. Hedstrom entered into a three-year employment agreement with Alteon as of February 11, 2002. Under the employment agreement, Ms. Hedstrom is entitled to an annual salary of $215,000 (subject to annual review by the Board of Directors) plus an annual bonus awarded at the discretion of the Board of Directors. Pursuant to the agreement, Ms. Hedstrom received stock options to purchase 200,000 shares of our common stock.

     Elizabeth A. O'Dell entered into a new employment agreement with Alteon as of October 21, 2000. Under the terms of this agreement, which is due to expire on December 31, 2003, Ms. O'Dell's salary is subject to annual review by the Board of Directors. Ms. O'Dell is also eligible, at the discretion of the Board of Directors, to receive an annual cash bonus. Based on the provisions of her agreement, Ms. O'Dell received an annual salary of $170,000 for the calendar year 2002.

     In addition to provisions in the above-described agreements requiring each individual to maintain the confidentiality of our information and assign inventions to us, such executive officers have agreed that during the terms of their agreements and for one year thereafter, they will not compete with Alteon by engaging in any capacity in any business which is competitive with our business. The employment agreements of Mr. Moch, Dr. deGroof, Ms. Hedstrom and Ms. O'Dell provide that either party may terminate the agreement upon 30 days' prior written notice, subject to a salary continuation obligation of Alteon if it terminates the agreements without cause. Mr. Moch will receive a 12-month salary continuation and Dr. deGroof, Ms. Hedstrom and Ms. O'Dell will receive a six-month salary continuation under such circumstances.

     All employment agreements between Alteon and its Vice Presidents provide that all unvested stock options held by such Vice Presidents will vest and become exercisable immediately in the event of a change in control of Alteon.

CHANGE IN CONTROL SEVERANCE BENEFITS PLAN

     In February 1996, we adopted the Alteon Inc. Change in Control Severance Benefits Plan to protect and retain qualified employees and to encourage their full attention, free from distractions caused by personal uncertainties and risks in the event of a pending or threatened change in control of Alteon. The Severance Plan provides for severance benefits to employees upon certain terminations of employment after or in connection with a change in control of Alteon as defined in the Severance Plan. Following a qualifying termination that occurs as a result of a change in control, officers of Alteon will be entitled to continuation of (i) their base salary for a period of 24 months, and (ii) all benefit programs and plans providing for health and insurance benefits for a period of up to 18 months. In addition, upon a change in control of Alteon, all outstanding unexercisable stock options held by employees will become exercisable.

401(k) PLAN

     We have a tax-qualified employee savings and retirement plan (the "401(k) Plan") covering all of our employees. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit ($12,000 in 2003) and have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan does not require that we make additional matching contributions to the 401(k) Plan on behalf of participants in the 401(k) Plan. However, in 1998, we began making discretionary contributions at a rate of 25% of employee contributions up to a maximum of 5% of their base salary. Contributions by employees to the 401(k) Plan and income earned on such contributions are not taxable to employees until withdrawn from the 401(k) Plan. The Trustees under the 401(k) Plan, at the direction of each participant, invest the assets of the 401(k) Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 7, 2003, except as otherwise set forth below, by each (i) person who is known to Alteon to own beneficially more than 5% of the common stock, and (ii) current director and Named Officer, including the nominees, and by all current directors and officers as a group:

                                                               AMOUNT AND NATURE OF      PERCENT OF
NAME OF BENEFICIAL OWNER(1)                                   BENEFICIAL OWNERSHIP(1)     CLASS(2)
---------------------------                                   -----------------------    ----------
Franklin Resources, Inc.....................................        2,098,350(3)            6.2%
  One Franklin Parkway
  San Mateo, CA 94403
Charles L. Grimes...........................................        2,000,000(4)            6.0%
  P.O. Box 136
  Mendenhall, PA 19357
S.A.C. Capital Associates, LLC..............................        1,905,584(5)            5.6%
  72 Cummings Point Road
  Stamford, CT 06902
Kenneth I. Moch.............................................          447,430(6)            1.3%
Edwin D. Bransome, Jr., M.D.................................           52,500(7)              *
Marilyn G. Breslow..........................................          142,067(8)              *
Alan J. Dalby...............................................          114,998(9)              *
David McCurdy**.............................................          86,067(10)              *
Thomas A. Moore.............................................          39,000(11)              *
George M. Naimark, Ph.D. ...................................          62,337(12)              *
Mark Novitch, M.D.**........................................         374,667(13)            1.1%
Robert C. deGroof, Ph.D. ...................................         193,333(14)              *
Judith S. Hedstrom..........................................          56,250(15)              *
Elizabeth A. O'Dell.........................................         351,166(16)            1.0%
All current directors and officers as a group (11
  persons)..................................................       1,919,815(17)            5.4%

---------------
  *  Less than one percent.

 **  Nominee for election to the Board of Directors.

 (1) Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

 (2) Applicable percentage of ownership is based on 33,600,841 shares of common stock outstanding.

 (3) As set forth in a Schedule 13G, dated December 31, 2002, filed by Franklin Resources, Inc. ("FRI"), Charles B. Johnson, Rupert H. Johnson, Jr. and Fiduciary Trust Company International ("FTCI").

     Includes 2,094,850 shares held by FTCI and 3,500 shares held by Franklin Advisers, Inc. The shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct or indirect subsidiaries of FRI. Messrs. Johnson each own in excess of 10% of the outstanding common stock of FRI and are the principal shareholders of FRI.

 (4) As set forth in Schedule 13D/A, dated July 31, 2002, filed by Mr. Grimes with the SEC.

 (5) As set forth in a Schedule 13G/A, dated December 31, 2002, filed by S.A.C. Capital Advisors, LLC, S.A.C. Capital Management, LLC, S.A.C. Capital Associates, LLC and Steven A. Cohen. Includes 1,332,846 shares of common stock and 572,738 shares of common stock underlying warrants. The shares are held by S.A.C. Capital Associates, LLC. Pursuant to investment agreements, each of S.A.C. Capital Advisors and S.A.C. Capital Management share all investment and voting power over the shares. Steven A. Cohen controls both S.A.C. Capital Advisors and S.A.C. Capital Management. Each of S.A.C. Capital Advisors, S.A.C. Capital Management and Mr. Cohen disclaim beneficial ownership of the securities.

 (6) Includes 2,023 shares of common stock and 445,307 shares of common stock subject to options which were exercisable as of March 7, 2003, or which will become exercisable within 60 days after March 7, 2003, and 100 shares held by Mr. Moch's sons. Does not include options to purchase 526,668 shares of common stock which will become exercisable more than 60 days after March 7, 2003, nor options to purchase 1,150,025 shares of common stock held in trust for Mr. Moch's minor children, for which Mr. Moch's wife is the trustee and Mr. Moch disclaims beneficial ownership.

 (7) Includes 10,000 shares of common stock held directly by Dr. Bransome, 2,500 shares held by his wife and 40,000 shares of common stock subject to options that were exercisable as of March 7, 2003, or which will become exercisable within 60 days after March 7, 2003. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after March 7, 2003.

 (8) Includes 142,067 shares of common stock subject to options that were exercisable as of March 7, 2003, or which will become exercisable within 60 days after March 7, 2003. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after March 7, 2003.

 (9) Includes 12,467 shares of common stock and 102,531 shares of common stock subject to options which were exercisable as of March 7, 2003, or which will become exercisable within 60 days after March 7, 2003. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after March 7, 2003.

(10) Includes 86,067 shares of common stock subject to options which were exercisable as of March 7, 2003, or which will become exercisable within 60 days after March 7, 2003. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after March 7, 2003.

(11) Includes 24,000 shares of common stock held directly by Mr. Moore and 15,000 shares of common stock subject to options which were exercisable as of March 7, 2003, or which will become exercisable within 60 days after March 7, 2003. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after March 7, 2003.

(12) Includes 5,000 shares of common stock held directly by Dr. Naimark, 4,000 shares held jointly by Dr. Naimark and his wife and 53,337 shares of common stock subject to options which were exercisable as of March 7, 2003, or which will become exercisable within 60 days after March 7, 2003. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after March 7, 2003.

(13) Includes 5,000 shares of common stock held jointly by Dr. Novitch and his wife and 369,667 shares of common stock subject to options that were exercisable as of March 7, 2003, or which will become exercisable within 60 days after March 7, 2003. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after March 7, 2003.

(14) Includes 193,333 shares of common stock subject to options which were exercisable as of March 7, 2003, or which will become exercisable within 60 days after March 7, 2003. Does not include options to purchase 381,667 shares of common stock which will become exercisable more than 60 days after March 7, 2003.

(15) Includes 56,250 shares of common stock subject to options that were exercisable as of March 7, 2003, or which will become exercisable within 60 days after March 7, 2003. Does not include options to purchase 218,750 shares of common stock which will become exercisable more than 60 days after March 7, 2003.

(16) Includes 20,000 shares of common stock held directly by Ms. O'Dell, 2,000 shares of common stock held by Ms. O'Dell's husband and 329,166 shares of common stock subject to options which were exercisable as of March 7, 2003, or which will become exercisable within 60 days after March 7, 2003. Does not include options to purchase 60,001 shares of common stock which will become exercisable more than 60 days after March 7, 2003.

(17) Includes 1,832,725 shares of common stock subject to options which were exercisable as of March 7, 2003, or which will become exercisable within 60 days after March 7, 2003.

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board has appointed, subject to stockholder ratification, KPMG LLP ("KPMG") to serve as our independent accountants for the fiscal year ending December 31, 2003.

     KPMG served as our independent accountants for the fiscal year ended December 31, 2002.

     If the stockholders do not ratify the Board's decision to appoint KPMG, we may reconsider our selection. The affirmative vote of a majority of the shares voted at the Annual Meeting is required for ratification.

     Representatives of KPMG are expected to be present at the Annual Meeting to respond to appropriate questions from our stockholders. They will be given the opportunity to make a statement if they wish to do so.

AUDIT FEES

     We were billed aggregate fees of $53,500 with respect to professional services rendered by KPMG for (i) the audit of our annual financial statements included in our annual report on Form 10-K for the year ended December 31, 2002, and (ii) the review of the financial statements included in our quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     KPMG did not perform any financial information systems design, implementation or related services for us during the year ended December 31, 2002.

ALL OTHER FEES

     There were no fees billed for any other services rendered to us by KPMG during the fiscal year ended December 31, 2002.

CHANGE IN ACCOUNTANTS

     On May 30, 2002, we dismissed Arthur Andersen LLP ("Andersen") as our principal independent accountants and engaged KPMG to serve as Alteon's principal independent accountants for the fiscal year ended December 31, 2002. The Board of Directors reviewed whether Alteon should continue the retention of Andersen in light of then recent events involving Andersen, and following its review, authorized the engagement of KPMG in lieu of Andersen. Andersen's reports on Alteon's financial statements for the years ended December 31, 2001 and 2000, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2001 and 2000, and the period from December 31, 2001 to the date of dismissal of Andersen,

(i) there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement(s) in connection with its report, and (ii) there were no "reportable events" within the meaning of the applicable rules of the SEC. During the years ended December 31, 2001 and 2000, and the period from December 31, 2001 to the date of engagement of KPMG, neither Alteon nor anyone acting on its behalf consulted with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Alteon's financial statements or any matter that was either the subject of disagreement or a reportable event. Andersen's letter to the SEC stating its agreement with the statements made herein is filed as an exhibit to our current report on Form 8-K filed with the SEC on May 30, 2002.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT ACCOUNTANTS.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish Alteon with copies of all Forms 3, 4 and 5 they file.

     Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, we believe that all our officers, directors, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2002.

                            STOCKHOLDERS' PROPOSALS

     Stockholders deciding to submit proposals for inclusion in our proxy statement and form of proxy relating to our 2004 annual stockholders' meeting must advise Alteon's Secretary of such proposals in writing by December 25, 2003. In addition, the proxy solicited by the Board of Directors for the 2004 annual stockholders' meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting of which notice was untimely. In accordance with our bylaws, notice of a proposal will be considered untimely, unless Alteon's Secretary receives written notice of such proposal by March 6, 2004 (but not earlier than February 4, 2004).

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters referred to above and does not intend to bring any other matters before the meeting. However, if other matters should properly come before the meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                    GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Alteon, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by Alteon.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of Alteon who will not be specially compensated for these services. Alteon has retained the services of American Stock Transfer & Trust Company to assist in the proxy solicitation at a fee estimated to be $15,000. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of Alteon is based upon information received from the individual directors and officers.

     ALTEON HAS FURNISHED, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON APRIL 8, 2003, AND WILL FURNISH TO EACH BENEFICIAL STOCKHOLDER SUCH REPORT UPON WRITTEN REQUEST MADE TO THE SECRETARY OF ALTEON. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors

                                          ELIZABETH A. O'DELL
                                          Secretary

Ramsey, New Jersey
April 23, 2003

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                   ALTEON INC.

                                  JUNE 4, 2003

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

              - Please detach and mail in the envelope provided. -

--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
                               "FOR" PROPOSAL 2.

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
--------------------------------------------------------------------------------

1.     ELECTION OF DIRECTORS

                                       NOMINEES
[ ]    FOR ALL NOMINEES                ( )    Mark Novitch, M.D.
                                       ( )    David McCurdy

[ ]    WITHHOLD AUTHORITY
       FOR ALL NOMINEES

[ ]    FOR ALL EXCEPT
       (See instructions below)

INSTRUCTION: To withhold authority to vote for either individual nominee, mark
             "FOR ALL EXCEPT" and fill in the circle next to the nominee you wish to withhold, as shown here: (-)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and [ ] indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

2. Approval of the proposal to ratify the appointment of KPMG LLP as Alteon's independent public accountants for the fiscal year ending December 31, 2003.

                    FOR             AGAINST          ABSTAIN
                    [ ]               [ ]              [ ]

--------------------------------------------------------------------------------

3. In their discretion, the proxies are authorized to vote upon other matters as may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.




Please check here if you plan to attend the meeting. [ ]

Signature of Stockholder _______________________________ Date: _________________

Signature of Stockholder _______________________________ Date: _________________

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                 REVOCABLE PROXY
                                   ALTEON INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

          The undersigned hereby constitutes and appoints Kenneth I. Moch and Elizabeth A. O'Dell and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Alteon Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Crossroads Hotel, One International Boulevard, Mahwah, New Jersey at 9:00 A.M., local time, on Wednesday June 4, 2003, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                                                                           14475